[LOGO OF FEDERATED INVESTORS]

Federated
Adjustable Rate
U.S. Government
Fund, Inc.


6th Annual Report
February 28, 1997


Established 1991



President's Message

Dear Fellow Shareholder:

Federated Adjustable Rate U.S. Government Fund, Inc. was created in 1991, and I am pleased to present the 6th Annual Report for the fund.

The report covers the twelve-month period from March 1, 1996, through February 28, 1997. It begins with a discussion with the fund's portfolio manager, Kathy Foody-Malus, Vice President of Federated Advisers. Following her discussion, you will find a series of graphs that display the results of lump sum and systematic investments in the fund with dividends reinvested. Second, is a complete listing of the fund's holdings. Third, is the publication of the fund's financial statements.

This fund has offered income investors generous yields from a relatively short-duration portfolio of adjustable rate government securities. On February 28, 1997, the average effective duration of the fund was 1.3 years, and the 30-day current net yield was 5.68%.* Over the reporting period, the fund paid income distributions totaling $0.543 per share. The share price stood at $9.55 on the first day of the reporting period and $9.56 on the last day. The fund's net total return for the reporting period based on net asset value was 5.90%.**

On February 28, 1997, the fund's $224.4 million in net assets were invested primarily in U.S. government adjustable rate securities (76%), with the remaining net assets invested in Treasury obligations and a repurchase agreement.

Also, the fund's portfolio maintained its AAAf rating by Standard &
Poor's Ratings Group, the highest quality rating available for a mutual fund.+

Thank you for participating in Federated Adjustable Rate U.S. Government Fund, Inc. as a conservative way of pursuing income. Consider the advantage of adding to your account and reinvesting your dividends. As always, we welcome your comments and questions.

Sincerely,

(Graphic)

Richard B. Fisher
President
April 15, 1997


* The 30-day current net yield is calculated by dividing the investment income per share for the prior 30 days by the maximum offering price per share on that date. The figure is compounded and annualized.
**Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The fund's total return for the reporting period based on the fund's 1% contingent deferred sales charge (that applies to shares redeemed within four years of purchase) was 4.79%.

+An AAAf rating means that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. This rating, however, does not remove market risks. Ratings are subject to change.




Investment Review

Kathy Foody-Malus
Vice President
Federated Advisers

Please comment on the market's uncertainty about the economy, and the subsequent impact on the bond market during the reporting period?

The theme due to uncertainties on inflation, rising economy, and the Federal
         -
Reserve Board (the ``Fed'') actions throughout 1996 was a trading range
                                   -
environment; however, there were times when the market moved swiftly and sharply due to shifting Fed anticipated actions. Given this environment, the mortgage-backed securities sector was the best performing fixed-income sector during the fiscal year of the fund.

The U.S. Treasury market in 1996 offered lackluster returns to investors versus 1995's impressive returns and played second fiddle to the stellar gains in the equity market. Short duration U.S. Treasuries posted slightly positive returns, while the long end of the yield curve produced negative returns.

In this ``up and down'' environment, how did the fund's portfolio of adjustable rate securities perform for shareholders for the twelve-month period ended February 28, 1997?

The fund provided a dividend stream of $0.543 per share over the fiscal year. The fund's net total return for the reporting period, based on net asset value, was 5.90%.* This compares to an annualized total return of 5.61% for the Merrill Lynch 1-Year Treasury Index, 4.96% for the Merrill Lynch 2-Year Treasury Index, and 5.97% for the Lipper Adjustable Rate Mortage Fund Average.**

* Performance quoted represents past performance and is not indicative of future performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return for the reporting period reflecting the fund's 1% contingent deferred sales charge (that applies to shares redeemed within four years) was 4.79%.

**   The Merrill Lynch 1-Year and 2-Year Treasury Indices are comprised of the most recently issued 1-Year and 2-Year Treasury notes, respectively. Index returns are calculated as total returns for periods of one, three, six and twelve months as well as year-to-date. Lipper figures represent the average of the annualized total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into their respective categories. Lipper figures do not reflect sales charges. The indices and average are unmanaged and actual investments cannot be made in an index.




How were the assets of the fund invested?

The current asset allocation mix of adjustable and fixed rate mortgages in combination with short U.S. Treasuries has offered investors good solid performance, despite the increase in interest rates. During the reporting period, yields increased about 50 basis points, or half of one percent. Despite this environment, we continue to believe that the adjustable rate sector can offer excellent value for the investor with a one- to two-year time horizon.

As of February 28, 1997, the fund's portfolio was primarily invested in the following issues:


                                                           Percentage
                                                            of Total
                                                             Market
                                Maturities                    Value
                                ----------                    -----
Federal Home Loan
Mortgage Corporation
(``FHLMC'') Adjustable
Rate Mortgage
Securities (``ARMS'')     04/01/2018 - 04/01/2029              38%

Government
National Mortgage
Association (``GNMA'')    03/15/2010 - 05/20/2026              27%

Federal National
Mortgage Association
(``FNMA'')                12/01/2010 - 02/01/2031              24%

U.S. Treasury Notes       10/31/1998 - 05/15/1999              10%


What do you see ahead for the bond market through 1997?

As anticipated by bond market participants, the Fed increased the Federal funds rate by 0.25% on March 25, 1997. Initial reaction was muted as investors reflected on the increase. However, Treasury yields have risen due to investors' concerns over further potential tightenings. Our viewpoint is that when the announcement was made regarding the rate increase, the move was taken in light of stronger growth rather than emerging inflation pressures. Fed Chairman Greenspan, prior to and after the announcement, has attempted to dispel the notion that 1997 is a repeat of 1994. We believe the strength of the dollar combined with the increase in Treasury yields should help moderate growth moving forward in 1997, and help to restrain inflation. Given this scenario, there will be no need, in our opinion, for continuous tightening moves, and the outlook for the adjustable rate mortgage market in 1997 seems favorable. The year has already started out strongly for fixed income products that offer incremental yield pick-up over U.S. Treasury securities.




Two Ways You May Seek to Invest for Success in
Federated Adjustable Rate U.S. Government Fund, Inc.

Initial Investment:

If you made an initial investment of $6,000 in Federated Adjustable Rate U.S. Government Fund, Inc. on 7/25/91, reinvested dividends and capital gains, and didn't redeem any shares, your account would have been worth $7,750 on 2/28/97. You would have earned a 4.68%* average annual total return for the 6-year investment life span.
One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/97, the average annual one-year, five-year and since inception (7/25/91) total returns were 4.82%, 4.40%, and 4.65% respectively.





Graphic representation `A'' omitted. See Appendix.



* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1% contingent deferred sales charge prior to 48 months.

Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



Federated Adjustable Rate U.S. Government Fund, Inc.

One Step at a Time:

$1,000 invested each year for 6 years (reinvesting all dividends and capital gains) grew to $6,965.

With this approach, the key is consistency.

If you had started investing $1,000 annually in Federated Adjustable Rate U.S. Government Fund, Inc. on 7/25/91, reinvested your dividends and capital gains and didn't redeem any shares, you would have invested only $6,000, but your account would have reached a total value of $6,965* by 2/28/97. You would have earned an average annual total return of 4.84%.

A practical investment plan helps you pursue current income from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work!





Graphis representation `B'' omitted. See Appendix.




* No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices, and all accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.
Federated Adjustable Rate U.S. Government Fund, Inc.
Hypothetical Investor Profile: Investing for Current Income


Six years ago, in July 1991, Anne and Denny Laughlin, an imaginary working couple with no children, had to decide how to invest a $100,000 inheritance from her late father's estate. They chose Federated Adjustable Rate U.S. Government Fund, Inc. because it invests in government securities which traditionally are some of the safest, most credit-worthy securities issued in America.

The Laughlin's account totaled $129,170 as of 2/28/97 for an average annual total return of 4.68%.*





Graphic representation `C'' omitted. See Appendix.





* This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.



Federated Adjustable Rate U.S. Government Fund, Inc.
Portfolio Update

The chart shows the percentage of total portfolio market value diversified across different types of U.S. Government securities at the end of the reporting period.




Graphic representation `D'' omitted. See Appendix.







Federated Adjustable Rate U.S. Government Fund, Inc.

Growth of $10,000 Invested in Federated Adjustable Rate U.S. Government Fund,
Inc.

The graph below illustrates the hypothetical investment of $10,000 in the Federated Adjustable Rate U.S. Government Fund, Inc. (the ``Fund'') from
July 25, 1991 (start of performance) to February 28, 1997 compared to the Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index (``LBMFS1-3USGI'')+, the Lehman Brothers Adjustable Rate Mortgage Index (``LBARMI'')+, the Lipper Adjustable Rate Mortgage Funds Average (``LARMFA'')++, the Merrill Lynch 1-Year Treasury Index (``ML1YTI'')+, the Merrill Lynch 2-Year Treasury Index (``ML2YTI'')+.



Graphic representation `E'' omitted. See Appendix.



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

     *    Represents a hypothetical investment of $10,000 in the fund.
The ending value of the fund reflects a 1% contingent deferred sales charge in any redemption less than 4 years from the purchase date. The fund's performance assumes the reinvestment of all dividends and distributions. The LBMFS1-3USGI, LBARMI, LARMFA, ML1YTI and ML2YTI have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

     **   Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

*** For this illustration, the LBARMI began performance on January 1, 1992. The index was assigned a beginning value of $10,331, the value of the fund on December 31, 1991.

     +    The LBMFS1-3USG, LBARMI, ML1YTI and the ML2YTI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the fund's performance. The
indices are unmanaged.        The Investment Adviser has elected to add two
secondary indices, ML1YTI and ML2YTI, for the purpose of performance comparisons to the fund. ML1YTI and ML2YTI are unmanaged indices that track 1-year and 2-year U.S. government securities, respectively, and are representative of the performance of the securities of the fund's portfolio. LBMFS1-3USGI, which measures the performance of mutual funds investing in short-term (1-3 year) U.S. government securities, will be removed from the next financial report.

     ++   The LARMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.






Federated Adjustable Rate U.S. Government Fund, Inc.
Portfolio of Investments
--------------------------------------------------------------------------------
February 28, 1997

  PRINCIPAL
    AMOUNT                                                                                            VALUE
--------------  --------------------------------------------------------------------------------  --------------
U.S. GOVERNMENT OBLIGATIONS--87.7%
------------------------------------------------------------------------------------------------
                FEDERAL HOME LOAN MORTGAGE CORP. PC ARM--38.0%
                --------------------------------------------------------------------------------
$   81,685,843  7.125%-7.974%, 4/1/2018-4/1/2029                                                  $   85,293,698
                --------------------------------------------------------------------------------  --------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION--3.5%
                --------------------------------------------------------------------------------
     6,997,832  9.500%-12.250%, 12/1/2010-7/1/2016                                                     7,772,261
                --------------------------------------------------------------------------------  --------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION ARM--19.5%
                --------------------------------------------------------------------------------
    42,812,901  6.088%-7.669%, 7/1/2018-2/1/2031                                                      43,902,690
                --------------------------------------------------------------------------------  --------------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--8.2%
                --------------------------------------------------------------------------------
    16,040,512  11.000%-12.000%, 3/15/2010-5/15/2020                                                  18,316,368
                --------------------------------------------------------------------------------  --------------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ARM--18.5%
                --------------------------------------------------------------------------------
    40,732,854  6.000%-7.125%, 3/20/2017-5/20/2026                                                    41,648,429
                --------------------------------------------------------------------------------  --------------
                TOTAL U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $193,925,072)                     196,933,446
                --------------------------------------------------------------------------------  --------------
U.S. TREASURY NOTES--9.9%
------------------------------------------------------------------------------------------------
    22,400,000  5.000%-6.375%, 10/31/1998-5/15/1999                                                   22,187,615
                --------------------------------------------------------------------------------  --------------
                TOTAL U.S. TREASURY NOTES (IDENTIFIED COST $22,323,674)                               22,187,615
                --------------------------------------------------------------------------------  --------------
(A) REPURCHASE AGREEMENT--1.4%
------------------------------------------------------------------------------------------------
     3,045,000  BT Securities Corporation, 5.380%, dated 2/28/1997, due 3/3/1997 (AT AMORTIZED
                COST)                                                                                  3,045,000
                --------------------------------------------------------------------------------  --------------
                TOTAL INVESTMENTS (IDENTIFIED COST $219,293,746)(B)                               $  222,166,061
                --------------------------------------------------------------------------------  --------------


 (a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreements is through participation in a joint account with other Federated funds.

(b) The cost of investments for federal tax purposes amounts to $219,293,746. The net unrealized appreciation of investments on a federal tax basis amounts to $2,872,315 which is comprised of $3,154,856 appreciation and $282,541 depreciation at February 28, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($224,447,325) at February 28, 1997.

The following acronyms are used throughout this portfolio:

ARM--Adjustable Rate Mortgage
PC--Participation Certificate

(See Notes which are an integral part of the Financial Statements)


Federated Adjustable Rate U.S. Government Fund, Inc.
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
February 28, 1997

ASSETS:
-------------------------------------------------------------------------------------------------
Total investments in securities, at value (identified and tax cost $219,293,746)                   $  222,166,061
-------------------------------------------------------------------------------------------------
Income receivable                                                                                       3,467,807
-------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                  5,987
-------------------------------------------------------------------------------------------------  --------------
     Total assets                                                                                     225,639,855
-------------------------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------------------------------
Payable for shares redeemed                                                            $  583,669
-------------------------------------------------------------------------------------
Income distribution payable                                                               420,626
-------------------------------------------------------------------------------------
Payable to bank                                                                             9,963
-------------------------------------------------------------------------------------
Accrued expenses                                                                          178,272
-------------------------------------------------------------------------------------  ----------
     Total liabilities                                                                                  1,192,530
-------------------------------------------------------------------------------------------------  --------------
NET ASSETS for 23,468,724 shares outstanding                                                       $  224,447,325
-------------------------------------------------------------------------------------------------  --------------
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------
Paid in capital                                                                                    $  265,032,518
-------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                              2,872,315
-------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                          (43,505,087)
-------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                                                            47,579
-------------------------------------------------------------------------------------------------  --------------
     Total Net Assets                                                                              $  224,447,325
-------------------------------------------------------------------------------------------------  --------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
-------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE ($224,447,325 / 23,468,724 shares outstanding)                           $         9.56
-------------------------------------------------------------------------------------------------  --------------
REDEMPTION PROCEEDS PER SHARE (99/100 of $9.56)*                                                   $         9.46
-------------------------------------------------------------------------------------------------  --------------


* See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)



Federated Adjustable Rate U.S. Government Fund, Inc.
Statement of Operations
--------------------------------------------------------------------------------
Year Ended February 28, 1997

INVESTMENT INCOME:
---------------------------------------------------------------------------------------------------
Interest (net of dollar roll expense of $129,421)                                                    $  16,549,302
---------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------------
Investment advisory fee                                                               $   1,540,544
------------------------------------------------------------------------------------
Administrative personnel and services fee                                                   194,044
------------------------------------------------------------------------------------
Custodian fees                                                                               82,807
------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                    196,997
------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                    14,600
------------------------------------------------------------------------------------
Auditing fees                                                                                17,928
------------------------------------------------------------------------------------
Legal fees                                                                                    3,417
------------------------------------------------------------------------------------
Portfolio accounting fees                                                                    68,182
------------------------------------------------------------------------------------
Distribution services fee                                                                   641,893
------------------------------------------------------------------------------------
Shareholder services fee                                                                    641,893
------------------------------------------------------------------------------------
Share registration costs                                                                    150,831
------------------------------------------------------------------------------------
Printing and postage                                                                         49,594
------------------------------------------------------------------------------------
Insurance premiums                                                                            4,506
------------------------------------------------------------------------------------
Taxes                                                                                        88,942
------------------------------------------------------------------------------------
Miscellaneous                                                                                 8,961
------------------------------------------------------------------------------------  -------------
     Total expenses                                                                       3,705,139
------------------------------------------------------------------------------------
Waivers--
------------------------------------------------------------------------------------
  Waiver of investment advisory fee                                      $  (432,964)
-----------------------------------------------------------------------
  Waiver of distribution services fee                                       (616,218)
-----------------------------------------------------------------------
  Waiver of shareholder services fee                                         (25,676)
-----------------------------------------------------------------------  -----------
     Total waivers                                                                       (1,074,858)
------------------------------------------------------------------------------------  -------------
          Net expenses                                                                                   2,630,281
---------------------------------------------------------------------------------------------------  -------------
               Net investment income                                                                    13,919,021
---------------------------------------------------------------------------------------------------  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
---------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                           254,661
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                                       222,590
---------------------------------------------------------------------------------------------------  -------------
     Net realized and unrealized gain on investments                                                       477,251
---------------------------------------------------------------------------------------------------  -------------
          Change in net assets resulting from operations                                             $  14,396,272
---------------------------------------------------------------------------------------------------  -------------


(See Notes which are an integral part of the Financial Statements)


Federated Adjustable Rate U.S. Government Fund, Inc.
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               YEAR ENDED FEBRUARY 28 OR 29,
                                                                                   1997             1996
INCREASE (DECREASE) IN NET ASSETS:
----------------------------------------------------------------------------
OPERATIONS--
----------------------------------------------------------------------------
Net investment income                                                         $    13,919,021  $    20,405,963
----------------------------------------------------------------------------
Net realized gain (loss) on investments ($254,661 net gain and $2,738,947 net loss, respectively, as computed for federal tax
purposes)                                                                             254,661        2,283,920
----------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
investments                                                                           222,590        1,057,057
----------------------------------------------------------------------------  ---------------  ---------------
     Change in net assets resulting from operations                                14,396,272       23,746,940
----------------------------------------------------------------------------  ---------------  ---------------
NET EQUALIZATION CREDITS (DEBITS)--                                                  (117,558)         (87,428)
----------------------------------------------------------------------------  ---------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS--
----------------------------------------------------------------------------
Distributions from net investment income                                          (13,801,463)     (19,965,541)
----------------------------------------------------------------------------
Distributions in excess of net investment income                                     (408,205)       --
----------------------------------------------------------------------------  ---------------  ---------------
     Change in net assets resulting from distributions to
     shareholders                                                                 (14,209,668)     (19,965,541)
----------------------------------------------------------------------------  ---------------  ---------------
SHARE TRANSACTIONS--
----------------------------------------------------------------------------
Proceeds from sale of shares                                                       19,371,631       13,345,918
----------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of distributions
declared                                                                            8,817,292       10,152,854
----------------------------------------------------------------------------
Cost of shares redeemed                                                          (108,002,125)    (142,096,084)
----------------------------------------------------------------------------  ---------------  ---------------
     Change in net assets resulting from share transactions                       (79,813,202)    (118,597,312)
----------------------------------------------------------------------------  ---------------  ---------------
          Change in net assets                                                    (79,744,156)    (114,903,341)
----------------------------------------------------------------------------
NET ASSETS:
----------------------------------------------------------------------------
Beginning of period                                                               304,191,481      419,094,822
----------------------------------------------------------------------------  ---------------  ---------------
End of period (including undistributed net investment income of $47,579 and
$0, respectively)                                                             $   224,447,325  $   304,191,481
----------------------------------------------------------------------------  ---------------  ---------------


(See Notes which are an integral part of the Financial Statements)


Federated Adjustable Rate U.S. Government Fund, Inc.
Financial Highlights
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     YEAR ENDED FEBRUARY 28 OR 29,
                                     1997       1996       1995       1994       1993       1992(A)
NET ASSET VALUE, BEGINNING OF
PERIOD                             $    9.55  $    9.46  $    9.79  $    9.90  $    9.98   $    10.00
---------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
  Net investment income                 0.52       0.54       0.47       0.43       0.53         0.47
---------------------------------
  Net realized and unrealized
  gain (loss) on investments            0.03       0.08      (0.32)     (0.11)     (0.08)       (0.06)
---------------------------------  ---------  ---------  ---------  ---------  ---------  -----------
  Total from investment
  operations                            0.55       0.62       0.15       0.32       0.45         0.41
---------------------------------  ---------  ---------  ---------  ---------  ---------  -----------
LESS DISTRIBUTIONS
---------------------------------
  Distributions from net
  investment income                    (0.52)     (0.53)     (0.47)     (0.43)     (0.53)       (0.42)
---------------------------------
  Distributions in excess of net
  investment income (b)                (0.02)    --          (0.01)    --         --            (0.01)
---------------------------------  ---------  ---------  ---------  ---------  ---------  -----------
  Total distributions                  (0.54)     (0.53)     (0.48)     (0.43)     (0.53)       (0.43)
---------------------------------  ---------  ---------  ---------  ---------  ---------  -----------
NET ASSET VALUE, END OF PERIOD     $    9.56  $    9.55  $    9.46  $    9.79  $    9.90  $      9.98
---------------------------------  ---------  ---------  ---------  ---------  ---------  -----------
TOTAL RETURN (C)                        5.90%      6.77%      1.58%      3.27%      4.58%        4.14%
---------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------
  Expenses                              1.02%      1.02%      1.02%      1.02%      1.01%        0.63%*
---------------------------------
  Net investment income                 5.42%      5.67%      4.76%      4.38%      5.29%        6.79%*
---------------------------------
  Expense waiver/ reimbursement
  (d)                                   0.42%      0.34%      0.30%      0.24%      0.01%       0.37 %*
---------------------------------
SUPPLEMENTAL DATA
---------------------------------
  Net assets, end of period (000
  omitted)                          $224,447   $304,191   $419,095   $798,213  $1,136,198    $965,289
---------------------------------
  Portfolio turnover                     108%       144%       170%        40%        56%         22 %
---------------------------------


 * Computed on an annualized basis.

 (a) Reflects operations for the period from July 25, 1991 (date of initial public investment) to February 29, 1992.

 (b) Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

 (c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Federated Adjustable Rate U.S. Government Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------
February 28, 1997

(1) ORGANIZATION

Federated Adjustable Rate U.S. Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income with volatility of principal which is lower than investment companies investing primarily in fixed-rate mortgage securities.

Effective March 31, 1996, the Fund changed its name from Fortress Adjustable Rate U.S. Government Fund, Inc. to Federated Adjustable Rate U.S. Government Fund, Inc.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund is also permitted to enter into reverse repurchase agreements, in which the Fund sells U.S. government securities to financial institutions and agrees to repurchase the securities at an agreed upon price and date.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are


Federated Adjustable Rate U.S. Government Fund, Inc.

--------------------------------------------------------------------------------
     recorded on the ex-dividend date. Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of accumulated equalization. The following reclassifications have been make to the financial statements.

                              UNDISTRIBUTED NET
     PAID-IN CAPITAL          INVESTMENT INCOME
       $(568,745)                $   568,745


     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     At February 28, 1997, the Fund, for federal tax purposes, had a capital loss carryforward of $43,505,087, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

     EXPIRATION YEAR          EXPIRATION AMOUNT
          2001                 $     5,982,598
          2002                 $    12,916,149
          2003                 $    21,867,393
          2004                 $     2,738,947


     EQUALIZATION--The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of fund shares.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DOLLAR ROLL TRANSACTIONS--The Fund enters into dollar roll transactions, with respect to mortgage securities issued by Government National Mortgage Association, Federal National


Federated Adjustable Rate U.S. Government Fund, Inc.

--------------------------------------------------------------------------------
     Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.

(3) CAPITAL STOCK

At February 28, 1997, there were 5,000,000,000 shares of $0.001 par value capital stock authorized. Transactions in capital stock were as follows:

                                                                                            YEAR ENDED
                                                                                        FEBRUARY 28 OR 29,
                                                                                       1997           1996
Shares sold                                                                            2,031,531      1,402,242
---------------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                       926,281      1,067,460
---------------------------------------------------------------------------------
Shares redeemed                                                                      (11,343,231)   (14,914,416)
---------------------------------------------------------------------------------  -------------  -------------
Net change resulting from share transactions                                          (8,385,419)   (12,444,714)
---------------------------------------------------------------------------------  -------------  -------------


(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     INVESTMENT ADVISORY FEE--Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

     ADMINISTRATIVE FEE--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.


Federated Adjustable Rate U.S. Government Fund, Inc.

--------------------------------------------------------------------------------

     DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.
     SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

     TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

     PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

     GENERAL--Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended
February 28, 1997, were as follows:

--------------------------------------------------------------------------------------------------
Purchases                                                                                           $  266,608,641
--------------------------------------------------------------------------------------------------  --------------
Sales                                                                                               $  345,527,076
--------------------------------------------------------------------------------------------------  --------------



Independent Auditors' Report
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Adjustable Rate U.S. Government Fund, Inc. as of February 28, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended February 28, 1997 and February 29, 1996, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of February 28, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Adjustable Rate U.S. Government Fund, Inc. as of February 28, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
April 11, 1997



Directors                                              Officers

--------------------------------------------------------------------------------

John F. Donahue                                           John F. Donahue
Thomas G. Bigley                                          Chairman
John T. Conroy, Jr.                                       Richard B. Fisher
William J. Copeland                                       President
James E. Dowd                                             J. Christopher Donahue
Lawrence D. Ellis, M.D.                                   Executive Vice President
Richard B. Fisher                                         Edward C. Gonzales
Edward L. Flaherty, Jr.                                   Executive Vice President
Peter E. Madden                                           John W. McGonigle
Gregor F. Meyer                                           Executive Vice President, Treasurer and Secretary
John E. Murray, Jr.                                       S. Elliott Cohan
Wesley W. Posvar                                          Assistant Secretary
Marjorie P. Smuts


Mutual funds are not bank deposits or obligations, are not guaranteed by any bank,and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.







[LOGO OF FEDERATED INVESTORS]

       Federated Investors Tower
       Pittsburgh, PA 15222-3779

       Federated Securities Corp. is the distributor of the fund and a subsidiary of Federated Investors.



       Cusip 314072109
       G00588-01 (4/97)



                                 Appendix


A. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The `x'' axis reflects computation periods from 7/25/91 to 2/28/97. The `y'' axis is measured in increments of $1,000 ranging from $0 to $9,000 and indicates that the ending value of hypothetical initial investment of $6,000 in the fund's shares, assuming the reinvestment of capital gains and dividends, and no redemption of shares, would have grown to $7,750 on 2/28/97.

B. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The `x'' axis reflects computation periods from 7/25/91 to 2/28/97. The `y'' axis is measured in increments of $1,000 ranging from $0 to $8,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's shares, assuming the reinvestment of capital gains and dividends, and no redemption of shares, would have grown to $6,965 on 2/28/97.

C. The graphic presentation here displayed consists of a boxed legend in the lower left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The `x'' axis reflects computation periods from 7/25/91 to 2/28/97. The `y'' axis is measured in increments of $20,000 ranging from $0 to $140,000 and indicates that the ending value of hypothetical initial investment of $100,000 in the fund's shares, assuming the reinvestment of capital gains and dividends, and no redemption of shares, would have grown to $129,170 on 2/28/97.

D. The graphic representation here displayed consists of a boxed pie chart which shows the percentage of the fund's total portfolio market value diversified across different types of U.S. government securities as of February 28, 1997. The pie chart is made up of seven pieces labeled as follows (going clockwise starting from 12:00 noon): FNMA ARMS, 20%; GNMA ARMS, 19%; U.S. Treasury Notes, 10%; GNMA, 8%; FNMA, 4%; Repurchase Agreements, 1%; FHLMC ARMS, 38%.

E. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The fund shares are represented by a solid line. The LBARMI is represented by a broken line, the LBMFS1-3USGI is represented by a dashed line, the ML1YTI is represented by a dotted line, the ML2YTI is represented by a dashed/dotted line, and the LARMFA is represented by a bold/broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 investment in the shares of the fund, the LBARMI, LBMFS1-3USGI, ML1YTI, ML2YTI, and the LARMFA. The `x'' axis reflects computation periods from 7/25/91 to 2/28/97. The `y'' axis reflects increments of $1,000 ranging from $9,000 to $15, 000. The right margin indicates the ending value of the hypothetical investment. The ending values were $12,918, $13,855, $14,025, $13,297, $14,020 and $12,379,
respectively. The legend in the bottom center of the graphic presentation indicates the fund's shares Average Annual Total Returns for the one-year, and five-year periods ended 2/28/97 and from the fund's start of performance (7/25/91) to 2/28/97. The total returns were 4.79%, 4.40%, and 4.68%, respectively.